Exhibit 10.14
CirTran Corporation
Form 10-KSB

           PROMISSORY NOTE AND CONFESSION OF JUDGMENT

     This Promissory Note and Confession of Judgment is made and entered into this 16th day of November, 2000, by and between

Sager Electronics, ("Plaintiff") through its undersigned counsel,

and Circuit Technology Corp. ("Defendant").

                           RECITALS:

     1.   WHEREAS, Defendant owes to Plaintiff the sum of $97,259.23,

plus interest at 8% per annum from March 29, 2000, for goods,

services and/or other things of value provided by Plaintiff for

Defendant for which payment has not been made, and Plaintiff has brought an action against Defendant in Civil No. 000403535 in the

Third Judicial District Court, Sandy Department, for Salt Lake

County, State of Utah ("the Lawsuit"); and,

2. WHEREAS, Plaintiff has placed this account for collection with the law firm of Elggren & Van Dyke; and,
3. WHEREAS, Plaintiff and Defendant desire to enter into an agreement which retires the subject debt.
     NOW THEREFORE, in consideration of the premises and mutual covenants and conditions contained herein, the parties agree as follows:

     1.   Defendant promises to pay and Plaintiff shall agree to

accept the sum of $97,259.23, plus interest at 8% per annum from

September 23, 2000, as payment in full of the above obligation provided payments are made as set forth below.

     1.   2.   Defendant shall deliver payments in the form of a

cashier's check or certified funds, to the care of Elggren & Van

Dyke at 2469 East Fort Union Blvd., #202, Salt Lake City, Utah

84121-3343, counsel for Plaintiff, or in the form of a wire

transfer (Elggren & Van Dyke Attorneys Trust Account, First

Security Bank of Utah, NA., Routing No. 124000012, Account

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No.

089 00028 01), to retire the debt referenced in paragraph 1 above as follows:

          1.   Payment of not less than $1,972.07 due on or before November

               9, 2000; and

2. payments of not less than $1,972.07 on or before the 15th day of each month thereafter until the sums in paragraph 1 are paid in full.
3. Upon timely receipt of the payment due November 15, 2000, Plaintiff and defendant shall execute and file a joint motion, stipulation, and order in the Lawsuit referred to in Paragraph A above to dismiss the Lawsuit and set aside any judgment entered in the Lawsuit.
     3.   In the event Defendant fails to deliver any payment

within five days after any payment becomes due as set forth

above, Plaintiff, or Plaintiff's counsel, shall fax notice of such default to Defendant's counsel, David L. Arrington, at (801)

415-3500, and to Defendant c/o Iehab Hawatmeh at (240) 352-4850.

If Defendant fails to deliver the delinquent payment to

Plaintiff's counsel within 5 days from the date notice of such default is faxed to Defendant and Defendant's counsel, Plaintiff shall be entitled to accelerate the balance owing and enter this

Confession of Judgment against Defendant with the Court supported by an affidavit of default to be executed by Plaintiff's attorney setting forth the default and stating the balance owing.

Plaintiff shall thereupon be entitled to bring an action and enter judgment without additional notice to Defendant or

Defendant's counsel.

     4.   Defendant does hereby confess judgment in favor of

Plaintiff for the sum of $97,259.23, plus interest thereon at the rate of 10% per annum from March 23, 2000, less any payments made hereunder, as to be conclusively established by the affidavit of

Plaintiff's counsel, should that be necessary, in the event of its default.

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     4.   This Promissory Note and Confession of Judgment shall

in no manner impair or prejudice the right of Plaintiff to

collect any amounts which may be owing under the law by Defendant to Plaintiff in the event of default.  Plaintiff reserves all rights with respect thereto, which come into existence and may be exercised only in the event of default of Defendant hereunder.

     DATED: November 16, 2000.

                                   Defendant
                                   Circuit Technology Corporation


                                   By: /s/ Iehab Hawatmeh
                                        Iehab Hawatmeh
                                        Title: President

     DATED: November 16, 2000.

                                   Plaintiff
                                   Sager Electronics



                                   By: /s/ Sager Electronics






APPROVED AS TO FORM:
DURHAM JONES & PINEGAR             ELGGREN & VAN DYKE

/s/ David Arrington                /s/Stephen B. Elggren
David Arrington                    Stephen B. Elggren
Attorney for Defendant             Attorney for Arrow Electronics, Inc.

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                          VERIFICATION

     On the 16th day of November, 2000, personally appeared

before me Iehab Hawatmeh, President, who was by me duly sworn,

did say, that, the said Iehab Hawatmeh executed the foregoing

Promissory Note and Confession of Judgment and that he is

authorized to execute the same in behalf of said corporation.

     SUBSCRIBED AND SWORN to before me this 16th day of November,

2000.



                                   /s/ Notary Public
                                   Notary Public
                                   Residing at:
My commission expires:


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